UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2004


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-13305                                    75-1971716
(Commission file number)                  (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas                 79701
  (Address of principal executive offices)                  (Zip code)


                                 (432) 684-3727
              (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement.

         On September 22, 2004, the Compensation Committee of the Board of Directors of Parallel Petroleum Corporation approved and adopted an incentive and retention plan (the "Plan") for Parallel's officers and employees. On September 24, 2004, the Board of Directors adopted the Plan upon recommendation by the Committee.

         The following is a summary of the material features of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Purpose

         The purpose of the Plan is to advance the interests of Parallel and its stockholders by providing officers and employees with incentive bonus compensation which is linked to a corporate transaction. As defined in the Plan, a corporate transaction means:

          . an acquisition of Parallel by way of purchase, merger, consolidation, reorganization or other business combination, whether by way of tender offer or negotiated transaction, as a result of which Parallel's outstanding securities are exchanged or converted into cash, property and/or securities not issued by Parallel;

          . a sale, lease, exchange or other disposition by Parallel of all or substantially all of its assets;

          . the stockholders of Parallel approving a plan or proposal for the liquidation or dissolution of Parallel; or

          .    any combination of any of the foregoing.

         The Plan also recognizes the possibility of a proposed or threatened transaction and the need to be able to rely upon officers and employees continuing their employment, and that Parallel be able to receive and rely upon their advice as to the best interests of Parallel and its stockholders without concern that they might be distracted by the personal uncertainties and risks created by any such transaction. In this regard, the Plan also provides for a retention payment upon the occurrence of a change of control, as defined below.

Eligibility

         All members of Parallel's "executive group" are participants in the Plan. For purposes of the Plan, the "executive group" includes all executive officers of Parallel and any other officer employee of Parallel selected by the Compensation Committee in its sole discretion. In addition, the Committee may designate other non-officer employees of Parallel as participants in the Plan who will also be eligible to receive a performance bonus upon the occurrence of a corporate transaction or a retention payment upon the occurrence of a change of control.


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


Performance and Retention Payments

         Generally, the Plan provides for:

          . the payment of a one-time performance bonus to eligible officers and employees upon the occurrence of a corporate transaction; or

          . a one time retention payment upon a change of control of Parallel. A change of control is generally defined as the acquisition of beneficial ownership of 60% or more of the voting power of Parallel's outstanding voting securities by any person or group of persons, or a change in the composition of the Board of Directors of Parallel such that the individuals who, at the effective date of the Plan, constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

         In the case of a corporate transaction, the total amount of cash available for performance bonuses is equal to the per share price received by all stockholders minus a base price of $3.73 per share, multiplied by 1,080,362 shares. The $3.73 base price represents the volume weighted average closing price per share of Parallel's common stock for the fiscal quarter ended December 31, 2003 and the 1,080,362 shares represents the weighted average number of shares of common stock (basic) outstanding for the same period. As an example, if the stockholders of the company received a per share price of $6.00 in a merger, tender offer or other corporate transaction, the total amount of cash available for payment to all plan participants would be [$6.00 - $3.73] x 1,080,362, or $2,452,422. If a change of control occurs, the total amount of cash available for retention payments to all plan participants is equal to the per share closing price of Parallel's common stock on the day immediately preceding the change of control minus the base price of $3.73 per share, multiplied by 1,080,362.

         If a corporate transaction or change of control occurs, the Compensation Committee will allocate for payment to each member of the executive group such portion of the total performance bonus or retention payment as the Compensation Committee determines in its sole discretion. After making these allocations, if any part of the total performance bonus or retention payment amount remains unallocated, the Compensation Committee may allocate any remaining portion of the performance bonus or retention payment among all other participants in the Plan. After all allocations of the performance bonus have been made, each participant's proportionate share of the performance bonus or retention payment will be paid in a cash lump sum.

Unfunded Obligation

         The Plan is entirely unfunded and the Plan makes no provision for segregating any of Parallel's assets for payment of any amounts under the Plan.


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


Rights Nontransferable

         A participant's rights under the Plan are not transferable.

Administration

         The Plan is administered by the Compensation Committee of the Board of Directors of Parallel. The Committee has the power, in its sole discretion, to take such actions as may be necessary to carry out the provisions and purposes of the Plan. The Compensation Committee has the authority to control and manage the operation and administration of the Plan and has the power to:

          . designate the officers and employees of Parallel and its subsidiaries who participate in the Plan, in addition to the "Executive Group";

          . maintain records and data necessary for proper administration of the Plan;

          . adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan;

          . enforce the terms of the Plan and the rules and regulations it adopts;

          .    employ agents, attorneys, accountants or other persons; and

          . perform any other acts necessary or appropriate for the proper management and administration of the Plan.

Termination

         The Plan automatically terminates and expires on the date participants receive a performance bonus or retention payment.

Accounting Treatment

         Parallel will account for the Plan under the provisions of Statement of Financial Accounting Standards No. 5, Accounting for Contingencies ("SFAS No. 5"). Under the provisions of SFAS No. 5, recognizing loss contingencies as liabilities in Parallel's financial statements is dependent upon the likelihood of an event or events occurring or not occurring in the future. SFAS No. 5 further stipulates that the likelihood of loss contingencies occurring should be categorized as either probable, possible, or remote. If the likelihood of the event occurring or not occurring is determined to be probable and the amount of the liability is readily determinable, Parallel will record the liability and related expense in the financial statements. If the likelihood of an event occurring or not occurring is determined to be possible, disclosure will only be made of the contingency in the notes


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


to Parallel's financial statements. If the likelihood of an event occurring or not occurring is determined to be remote, no disclosure will be made. Parallel has determined that the likelihood of the occurrence of a corporate transaction or a change of control, as defined in the Plan, is possible, and the ultimate liability to Parallel is not readily determinable because of the inability to predict Parallel's stock price on the future date of any corporate transaction or change of control. Therefore, the terms and conditions of the Plan will be disclosed in Parallel's financial statements, but no liability will be recorded until such time as a corporate transaction or a change of control becomes probable and the amount of the liability becomes determinable.

         A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.                           Description
             -----------                         ---------------

               10.1                          Parallel Petroleum Corporation
                                             Incentive and Retention Plan


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 28, 2004


                                        PARALLEL PETROLEUM CORPORATION


                                        By:  /s/ Larry C. Oldham
                                        ------------------------------
                                        Larry C. Oldham, President and Chief
                                        Executive Officer

                                                               Exhibit 10.1


                         PARALLEL PETROLEUM CORPORATION

                          INCENTIVE AND RETENTION PLAN


                                     Purpose

         The purpose of the Parallel Petroleum Corporation Incentive and Retention Plan (the "Plan") is to advance the interests of Parallel Petroleum Corporation, a Delaware corporation, and its stockholders by providing certain officers and employees with incentive bonus compensation which is linked to the sale of the Company (as defined in Article I hereof) or all or substantially all of the assets of the Company, a merger or business combination or other transaction. In addition, recognizing the possibility of a proposed or threatened transaction, the aggregate effect of which may be a Corporate Transaction or a Change of Control (both as defined in Article I hereof), the Board of Directors of the Company and the Compensation Committee of the Board have determined that it is imperative that the Company be able to rely upon participating officers and employees to continue in their employment by the Company or its Subsidiaries (as defined in Article I hereof), and that the Company be able to receive and rely upon their advice as to the best interests of the Company and its stockholders without concern that they might be distracted by the personal uncertainties and risks created by any such transaction.

                                    ARTICLE I
                                   DEFINITIONS

         In addition to the terms defined in the preamble and elsewhere in this Plan, the following definitions are applicable throughout this Plan:

         "Affiliate" means with respect to any Person, any other Person who is, or would be deemed to be, an "affiliate" or an "associate" of such Person within the respective meanings given to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect on the date of this Agreement.

         "Base Price" means the volume weighted average closing price of the Company's common stock for the fiscal quarter ended December 31, 2003, or $3.73 per share.

         "Base Shares" means the weighted average shares of common stock (basic) of the Company outstanding for the fiscal quarter ended December 31, 2003, or 1,080,362 shares.

         A person will be deemed the "Beneficial Owner" of any securities which such Person or any of such Person's Affiliates would be deemed to beneficially own, directly or indirectly, within the meaning given to such term in Rule 13d-3 under the 1934 Act as in effect on the date of this Agreement.

         "Board" means the Board of Directors of the Company.

         "Change of Control" means the occurrence of either one or both of the following events:

         (a) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 60% or more of the Voting Power of the Company's outstanding Voting Securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the Voting Power of the Company's outstanding Voting Securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquiror is (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, or (ii) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Voting Securities of the Company; or

         (b) A change in the composition of the Board such that the individuals who, as of the effective date of this Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason (other than by way of voluntary resignation) to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the effective date of this Plan, whose election, or nomination for election, by the Company's stockholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided, further however, that any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

         "Change of Control Date" means the date on which a Change of Control occurs.

         "Committee" shall have the meaning given to such term in Section 2.1 of this Plan.

         "Company" means Parallel Petroleum Corporation or any Successor.

         "Corporate Transaction" means the occurrence of any one or more of the following events:

         (a) an acquisition of the Company by any Person or group of Persons (other than the Participants) by way of purchase, merger, consolidation, reorganization or other business combination, whether by way of tender offer or negotiated transaction, as a result of which the outstanding securities of the Company are exchanged or converted into cash, property and/or securities not issued by the Company (other than a merger, consolidation or reorganization the sole purpose of which is to change the Company's domicile solely within the United States, and other than a merger, consolidation or reorganization of the Company in which the holders of the securities of the Company immediately prior to such transaction have the same proportionate ownership of the securities of the surviving corporation immediately after such transaction);

         (b) a sale, lease, exchange or other disposition by the Company (excluding disposition by way of pledge, hypothecation or foreclosure) to any Person or group of Persons (other than the Participants) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company;

         (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

         (d) any combination of any of the foregoing.

         "Executive Group" means all executive officers of the Company and any other officer employee of the Company or its Subsidiaries selected by the Compensation Committee in its sole discretion for participation in the Plan.

         "Market Value" means, as of any specified date, an amount equal to the per share closing price of the Company's common stock on the Nasdaq Stock Market at the close of business on the day immediately preceding the Change of Control Date. If the common stock is not publicly traded on the Nasdaq Stock Market at the time a determination of its value is required to be made, the market value of the common stock shall be the per share closing price reported on the stock exchange composite tape of the exchange on which the common stock is then publicly traded, or if the common stock is not publicly traded on any such other exchange, the determination of fair market value of the common stock shall be made by the Committee in such manner as it deems appropriate.

         "Participant" means a member of the Executive Group and any other employee of the Company selected by the Compensation Committee in its sole discretion for participation in the Plan.

         "Performance Bonus" means a positive amount determined in accordance with the following formula:

[Transaction Proceeds - Base Price] x Base Shares

         "Person" means any natural person, corporation, trust, company, organization, association, partnership or other entity of any kind, and any successors or assigns thereof, and shall also include any group of Persons acting jointly or in concert.

         "Proportionate Share" means the amount of the Performance Bonus or Retention Payment allocated to each Participant upon the occurrence of a Corporate Transaction or Change of Control, as the case may be, as provided for in Section 4.1 and Section 4.2 of this Plan.

         "Retention Payment" means a positive amount determined in accordance with the following formula:

                   [Market Value - Base Price] x Base Shares

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company or another Subsidiary.

         "Successor" means any Person into or with which Parallel shall be merged, consolidated or otherwise combined, or any Person which acquires all or substantially all the assets of Parallel and in connection therewith assumes all or substantially all of Parallel's obligations and liabilities, including Parallel's obligations under this Agreement.

         "Transaction Date" means the date on which a Corporate Transaction is consummated. If a Corporate Transaction occurs in a manner providing for multiple closings or steps, the Transaction Date will be deemed to be the date on which the first closing or step is consummated and the Corporate Transaction will be deemed to have been consummated in its entirety on such Transaction Date.

         "Transaction Proceeds" means the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the price per share of common stock offered to stockholders of the Company in any merger, consolidation, share exchange, reorganization, combination, sale of assets, liquidation or dissolution transaction, (ii) the price per share of common stock offered to stockholders of the Company in any tender offer or exchange offer, or (iii) if a transaction occurs other than as described in clause (i) or (ii), the per share price determined in good faith by the Committee. If the consideration offered to holders of common stock of the Company in any transaction consists of anything other than cash, the Committee shall determine in good faith the fair cash equivalent of the portion of the consideration offered which is other than cash.

         "Voting Securities" means all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock to elect directors by a separate class vote); and a specified percentage of the "Voting Power" of a company means such number of the Voting Securities as will enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock to elect directors by a separate class vote).

                                   ARTICLE II
                                 ADMINISTRATION

         2.1 Administration by Compensation Committee. Subject to the terms of this Article II, this Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company.


         2.2 Committee Action. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any action taken by the Committee may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the members of the Committee.

         2.3 Committee's Powers. The Committee shall have the power, in its sole discretion, to take such actions as may be necessary to carry out the provisions and purposes of this Plan and shall have the authority to control and manage the operation and administration of this Plan. In order to effectuate the purposes of this Plan, the Committee shall have the discretionary power and authority to construe and interpret this Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of this Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

         In construing this Plan and in exercising its powers, the Committee will attempt to ascertain the purpose of any provision in question, and when the purpose is known or reasonably ascertainable, the purpose will be given effect to the extent feasible. Likewise, the Committee is authorized to determine all questions with respect to the individual rights of all Participants under this Plan (which need not be identical), including, but not limited to, all issues with respect to eligibility. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan including, but not limited to, the power and duty to:

                  (a) designate the officers and employees of the Company and its Subsidiaries who shall participate in this Plan, in addition to the "Executive Group";

                  (b) maintain complete and accurate records and data in the manner necessary for proper administration of this Plan;

                  (c) adopt rules of procedure and regulations necessary for the proper and efficient administration of this Plan, provided the rules and regulations are not inconsistent with the terms of this Plan as set out herein. The Committee shall exercise its discretion hereunder in a nondiscriminatory manner;

                  (d) enforce the terms of this Plan and the rules and regulations it adopts;

                  (e) employ agents, attorneys, accountants or other Persons (who also may be employed by or represent the Company) for such purposes as the Committee considers necessary or desirable in connection with its duties hereunder; and

                  (f) perform any and all other acts necessary or appropriate for the proper management and administration of this Plan.

                                   ARTICLE III
                                  PARTICIPATION

         All members of the Executive Group are Participants in this Plan and are eligible to receive a Proportionate Share of the Performance Bonus or Retention Payment upon the occurrence of a Corporate Transaction or a Change of Control as provided in this Plan. The Committee may from time to time select and designate (with the advice and assistance of the Executive Group, if requested by the Committee) other non-officer employees of the Company and its Subsidiaries as Participants in the Plan who shall also be eligible to receive a Proportionate Share of the Performance Bonus or Retention Payment. Participants in the Plan may also participate in other incentive or benefit plans of the Company or any Subsidiary, subject to the terms and conditions of such plans.

                                   ARTICLE IV
                          BONUS AND RETENTION PAYMENTS

         4.1 Performance Bonus. Subject to the terms and conditions of Article VIII of this Plan, on the Transaction Date, or as soon as practicable thereafter, the Company shall set aside an amount equal to the Performance Bonus. The Committee, with the assistance and non-binding recommendations of one designee appointed by the Executive Group, shall then allocate for payment to and among each member of the Executive Group such portion of the Performance Bonus as the Committee shall determine in its sole discretion. After making such allocations, and if and to the extent any part of the Performance Bonus remains unallocated, the Committee, with the assistance and non-binding recommendations of the designee appointed by the Executive Group, shall next allocate any such remaining portion of the Performance Bonus among all other Participants in the Plan. After all allocations of the Performance Bonus have been made, each Participant's Proportionate Share of the Performance Bonus shall be paid in a cash lump sum on the Transaction Date or as soon as practicable thereafter.

         4.2 Retention Payment. Subject to the terms and conditions of Article VIII of this Plan, on the Change of Control Date, or as soon as practicable thereafter, the Company shall set aside an amount equal to the Retention Payment. The Committee, with the assistance and non-binding recommendations of one designee appointed by the Executive Group, shall then allocate for payment to and among each member of the Executive Group such portion of the Retention Payment as the Committee shall determine in its sole discretion. After making such allocations, and if and to the extent any part of the Retention Payment remains unallocated, the Committee, with the assistance and non-binding recommendations of the designee appointed by the

Executive Group, shall next allocate any such remaining portion of the Retention Payment among all other Participants in the Plan. After all allocations of the Retention Payment have been made, each Participant's Proportionate Share of the Retention Payment shall be paid in a cash lump sum on the Change of Control Date or as soon as practicable thereafter.

                                    ARTICLE V
                                  NONALIENATION

         A Participant may not alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits awarded hereunder prior to the actual receipt thereof; and any attempt by any Participant to alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits prior to such receipt, or any levy, attachment, execution or similar process upon any rights or benefits conferred hereunder will immediately be null and void.

                                   ARTICLE VI
                               UNFUNDED OBLIGATION

         The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for payment of any amounts hereunder. This Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust of any kind or a fiduciary relationship between the Company and a Participant or any other Person. The benefits provided under this Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither any Participant nor any Participant's beneficiaries or estate shall have any interest in any particular assets of the Company or any Subsidiary by virtue of this Plan. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Company.

                                   ARTICLE VII
                            REIMBURSEMENT OF EXPENSES

         If, after the occurrence of a Corporate Transaction or a Change of Control, a Participant brings any action, whether at law or in equity, to obtain or enforce any payment, benefit or right provided by this Plan, such Participant shall be entitled to recover reasonable attorneys' fees and related expenses upon issuance by a court of competent jurisdiction of a final non-appealable order to the effect that such Participant is the prevailing party.

                                  ARTICLE VIII
                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

          The Company will have no obligation to pay or cause to be paid to any Participant the Performance Bonus or Retention Payment described herein if (a) the payment of the Performance Bonus or Retention Payment would, in the sole determination of the Committee, cause the Company to be in violation or breach of any law, statute, rule or regulation or any determination of an arbitrator or a court or other governmental authority, or any covenant, limitation, prohibition or restriction of any nature contained in any agreement to which the Company is a party or by which it is bound, or (b) Participant dies, retires, resigns or is terminated or removed by the Company as an officer or employee of the Company or any of its Subsidiaries prior to the date on which a Corporate Transaction or Change of Control occurs, as applicable, except that if a Corporate Transaction or Change of Control occurs at any time during the period of one year following the date a Participant ceases to be an employee or officer of the Company for any reason (other than by reason of such Participant's termination of employment or removal from office by the Company, whether with or without cause), such former Participant (or such former Participant's estate) may, but shall not be entitled to, be designated by the Committee in its sole discretion as a Participant eligible to receive the Performance Bonus or Retention Payment, as applicable.

                                   ARTICLE IX
                         PAYMENT OF OBLIGATION ABSOLUTE

         Subject to the terms and conditions of Article VIII of this Plan, the obligations of the Company to pay the Performance Bonus or Retention Payment described in Article IV of this Plan shall be absolute and unconditional and will not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right that the Company may have against a Participant. In no event will a Participant be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Participants under any of the provisions of this Plan, nor will the amount of any payment hereunder be reduced by any compensation earned by Participants as a result of employment by another employer.

                                    ARTICLE X
                        NO RIGHT TO CONTINUED EMPLOYMENT

         This Plan does not, and shall not be construed to, give any Participant any right to remain in the employ of the Company or any Subsidiary. The Company and its Subsidiaries reserve the right to terminate any employee or Participant at any time, with or without cause.

                                   ARTICLE XI
                                  TERM OF PLAN

         Unless earlier terminated in accordance with Section 12.5 of this Plan, this Plan shall automatically terminate and expire upon the date on which all Participants have received their respective Proportionate Share of the Performance Bonus or their respective Retention Payment following the occurrence of a Corporate Transaction or Change of Control, as the case may be. Upon termination of this Plan, Participants shall have no rights, benefits or claims under or pursuant to this Plan.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.1 No Adverse Actions. Upon the occurrence of a Corporate Transaction or a Change of Control, no action, including, but not by way of limitation, the amendment, suspension or termination of this Plan, shall be taken which would adversely affect the rights of Participants or the operation of this Plan with respect to the Performance Bonus or Retention Payment to which Participants may have become entitled hereunder as a result of a Corporate Transaction or Change of Control.

         12.2 Simultaneous Transactions. If a transaction or event or series of related transactions or events constitutes both a Corporate Transaction and a Change of Control, then for purposes of this Plan, a Corporate Transaction shall be deemed to have occurred.

         12.3     Recapitalization or Reorganization.

         (a) The existence of the Plan shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (b) If the Company shall effect a subdivision or consolidation of shares of common stock or the payment of a stock dividend on common stock without receipt of consideration by the Company, the number of Base Shares (i) in the event of an increase of the number of outstanding shares of common stock shall be proportionately increased, and the Base Price shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares of common stock shall be proportionately reduced, and the Base Price shall be proportionately increased.

         (c) If the Company after the date hereof recapitalizes or otherwise changes its capital structure, and such recapitalization or change in corporate structure would in the opinion of the Committee materially affect the rights of Participants, the Base Price and the number of Base Shares shall be adjusted in such manner, if any, and at such time as the Committee, in good faith, may determine to be equitable in the circumstances.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no


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

adjustment by reason thereof shall be made with respect to, the number of Base Shares or the Base Price.

         12.4 Construction of Agreement. Nothing in this Plan shall be construed to amend any provision of any other plan or policy of the Company. This Plan is not and nothing herein shall be deemed to create, a commitment of continued service by any Participant as an officer or employee of Parallel or in any other capacity. The benefits provided under this Plan are in addition to any other compensation agreements or arrangements that the Company may have with the Participants.

         12.5 Amendment or Discontinuance. At any time and from time to time, by action of the Board, subject to the limitations hereinafter provided, any or all provisions of the Plan may be amended. Each amendment of the Plan shall be in writing and shall become effective on the date specified therein. No amendment of the Plan may be made which shall deprive any Participant of amounts that may become payable with respect to events occurring after the date of this Plan; provided, however, and notwithstanding the foregoing, the Plan may be amended from time to time by the Board if, in the sole discretion of the Board, any such amendment is necessary, advisable or required in order to comply with any law, statute, rule or regulation or any determination of an arbitrator or a court or other governmental entity.

         The Plan may not be discontinued or terminated by the Board, but shall continue until terminated as provided in Article XI; provided, however, and notwithstanding the foregoing, the Plan may be discontinued or terminated by the Board if, in the sole discretion of the Board, such discontinuation or termination is necessary, advisable or required in order to comply with any law, statute, rule or regulation or any determination of an arbitrator or a court or other governmental entity.

         12.6     Successors.

                  (a) This Plan is binding upon any Successor to the Company, and any Person that acquires substantially all of the Company's assets or substantially all its business (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place.

                  (b) This Plan inures to the benefit of, and is enforceable by, a Participant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If a Participant dies after the occurrence of a Corporate Transaction or Change of Control, as the case may be, but before the receipt of the Performance Bonus or Retention Payment payable hereunder with respect to events occurring prior to death, such Performance Bonus or Retention Payment shall be paid in accordance with the last beneficiary designation executed by the Participant and filed with the Company. If no beneficiary form has been filed with the Company, any payment due to a Participant hereunder shall be paid to the deceased Participant's estate.


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


         12.7 Taxes. The Company will withhold from all payments due to a Participant (or such Participant's beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

         12.8 Indemnification of Committee. No member of the Committee nor any director, officer or employee of the Company or any Subsidiary acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each director, officer or employee of the Company or any Subsidiary acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

         12.9 Governing Law. This Plan will be governed by and construed in accordance with the laws of the State of Texas.

         12.10 Headings. The headings of the Sections herein are included solely for reference convenience, and will not in any way affect the meaning or interpretation of this Agreement.

         12.11 Expenses of the Plan. All costs and expenses of the adoption and administration of this Plan shall be borne by the Company and none of such expenses shall be charged to any Participant.

         12.12 Date of Plan. The effective date of this Plan is September 23, 2004, the date of adoption by the Board.



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